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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)    June 5, 1997
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                         American Homestar Corporation
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             (Exact name of registrant as specified in its charter)


            Texas                    0-24210                     76-0070846
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



         2450 South Shore Boulevard, Suite 300, League City, Texas 77573
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(Address of principal executive offices)                          (Zip Code)


 Registrant's telephone number, including area code  (281) 334-9700
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Item 2. Acquisition or Disposition of Assets.

         Brilliant Holding Corporation

         On June 5, 1997, American Homestar Corporation, a Texas corporation (the "Company") acquired (the "Securities Purchase") all of the outstanding securities of Brilliant Holding Corporation, a Delaware corporation ("Brilliant") pursuant to the terms of a Securities Purchase Agreement dated March 6, 1997, by and among Brilliant, the securityholders of Brilliant (the "Brilliant Securityholders") and the Company, as amended by that certain First Amendment to Securities Purchase Agreement dated as of June 5, 1997 (as amended, the "Securities Purchase Agreement").

         As a result of the Securities Purchase, the Company became the indirect holder of, with certain limitations, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of Brilliant, a company that, with its subsidiaries, manufactures manufactured housing.

         To the best knowledge of the Company, at the time of the Securities Purchase there was no material relationship between (i) Brilliant and the Brilliant Securityholders on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other.

         The aggregate consideration paid by the Company as a result of the Securities Purchase was 474,099 shares of the common stock, par value $.05 per share, of the Company ("AHC Common Stock") and the assumption of options to purchase 25,901 shares of AHC Common Stock. The acquisition consideration for the Securities Purchase was determined by arms-length negotiations between the parties to the Securities Purchase Agreement.


Item 7.  Exhibits.


         Exhibits.

2.1 Securities Purchase Agreement by and among Brilliant, the Brilliant Securityholders and the Company.*

2.2 First Amendment to Securities Purchase Agreement by and among Brilliant, the Brilliant Securityholders and the Company.*

4.1      Restated Articles of Incorporation of the Company.(1)

4.2      Amended and Restated Bylaws of the Company.(1)

4.3 Form of certificate evidencing ownership of Common Stock of the Company.(1)

4.4 Shareholders Agreement, dated as of August 31, 1993, by and among the Company and certain shareholders of the Company.(1)

4.5      Form of Amendment to Shareholders Agreement.(1)

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*        To be filed by amendment.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERICAN HOMESTAR CORPORATION



Date: June 20, 1997                          By:  /s/ Craig A. Reynolds
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                                                      Craig A. Reynolds,
                                                      Executive Vice President,
                                                      Secretary, Treasure and
                                                      Chief Financial Officer









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